Note 11 - Income Taxes - Schedule of Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Expected tax using statutory tax rate	$ 3,502	$ 2,578	$ 2,047
Tax-exempt income on state and municipal securities and political subdivision loans	(472)	(386)	(358)
Tax-exempt income on life insurance contracts	(77)	(82)	(83)
Deductible dividends paid to United Bancshares, Inc. ESOP	(44)	(42)	(37)
Tax-exempt settlement		(416)
Other, net	13	(37)	(40)
Total provision for income taxes	$ 2,922	$ 1,615	$ 1,529